Securities and Exchange Commission
                              Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): November 30, 1999.


                              USURF America, Inc.
             (Exact name or registrant as specified in its charter)


         NEVADA	                1-15383               72-1346591
(State or other jurisdiction   (Commission File No.)  (I.R.S. Employer
   of incorporation)                                  Identification No.)



             8748 Quarters Lake Road, Baton Rouge, Louisiana 70809 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (225) 922-7744

                                    Form 8-K

                              USURF America, Inc.

Item 5.  Other Events.

Settlement of Legal Proceedings

On November 30, 1999, USURF America, Inc., a Nevada corporation (the "Company"), entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement'), which settled certain legal proceedings in which the Company and its wholly-owned subsidiary, CyberHighway, Inc., an Idaho corporation ("CyberHighway"), had been involved. The parties to the Settlement Agreement were: the Company, CyberHighway, Julius W. Basham, II ("Basham"), William Kim Stimpson ("Stimpson") and David W. Brown ("Brown").

Pursuant to the Settlement Agreement, the following legal proceedings have been settled in full:

     1. David W. Brown, Plaintiff v. USURF America, Inc. and Cyberhighway, Inc., Defendants, in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada, Civil Case No. CV OC 9904230D;

     2. Julius W. Basham, II, Individual Plaintiff, David W. Brown, William Kim Stimpson, Individuals, Involuntary Party Plaintiffs v. USURF America, Inc., formerly known as Internet Media, Inc., in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada, Civil Case No. CVOC 9904382D; and

     3. David W. Brown, Claimant v. Cyberhighway, Inc., Respondent, Industrial Commission, State of Idaho, IDOL 3362-1999.

Other material terms of the Settlement Agreement include the following:

     1. Each and every of the claims made in the legal proceedings described above by Basham, Stimpson and Brown, as the case may be, shall be dismissed with prejudice and any other potential claims of Basham, Stimpson and Brown against the Company and/or CyberHIghway shall be released.

     2. The Company and CyberHighway shall release any and all claims against Basham, Stimpson and Brown, and each of them.

     3. Basham, Stimpson and Brown each reaffirmed their existing Agreements Not to Compete, with the exception that Brown is now able to seek any employment opportunity, except that Brown remains prohibited from working for any person or entity engaged in the 2.4 GHz Wireless Internet access industry.

     4. Basham, Stimpson and Brown each reaffirmed their existing Confidentiality Agreements in their entirety.

     5. Prior to January 1, 2000, the Company shall deliver to the escrow holder appointed in the Settlement Agreement a total of 340,000 shares of its common stock, as follows: 215,000 shares in the name of Basham; 34,000 shares in the name of Stimpson; and 91,000 shares in the name of Brown.

     6. Prior to January 1, 2000, the Company shall deliver to the escrow holder appointed in the Settlement Agreement orders of dismissal with respect to each of the legal proceedings described above.

     7. Prior to January 7, 2000, Basham shall deliver to the escrow holder appointed in the Settlement Agreement his written resignation as Chief Operating Officer of the Company.

     8. The Settlement Agreement shall become null and void, should any of the requirements described in paragraphs 6 or 7 not be met.

     9. Beginning December 1, 1999, the Company and CyberHighway shall, as reimbursement for attorneys fees incurred by Basham, Stimpson and or Brown, pay the total sum of $43,325.00, in 10 equal installments payable every other week, to the trust account of the law firm of Givens Pursley, Boise, Idaho.

     10. Each of Basham, Stimpson and Brown acknowledged that a Voting Agreement, dated as of January 29, 1999, among Basham, Stimpson, Brown,
David M. Loflin, President of the Company, and Waddell D. Loflin, Vice President and Secretary of the Company, shall remain of full force and effect.

     11. Nothing contained in the Settlement Agreement shall be construed as an admission of liability by any party to the Settlement Agreement.

The Board of Directors of the Company determined that entering into the Settlement Agreement was in the best interest of the Company.

The following documents are incorporated by reference from the Company's Current Report on Form 8-K, date of event: January 29, 1999, filed with the Commission on or about February 12, 1999:

Exhibit No.     Description
-----------     -----------

10.4 Confidentiality Agreement, dated as of January 29, 1999, between Internet Media Corporation, now USURF America, Inc., a Nevada corporation, and Julius W. Basham, II.

10.5 Confidentiality Agreement, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

10.6 Confidentiality Agreement, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and David W. Brown.

10.7 Agreement Not to Compete, dated as of January 29, 1999, between Internet Media Corporation, now USURF America, Inc., a Nevada corporation, and Julius W. Basham, II.

10.8 Agreement Not to Compete, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

10.9 Agreement Not to Compete, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and David W. Brown.

10.10 Voting Agreement, dated as of January 29, 1999, among Julius W. Basham, II, Wm. Kim Stimpson, David W. Brown, David M. Loflin and Waddell D. Brown.

Financial Effect of Settlement Agreement

The 340,000 shares issued to Basham, Stimpson and Brown pursuant to the Settlement Agreement have been valued at $2.6875 per share, or $913,750, in the aggregate. The price per share assigned to the issued shares was the closing price of the Company common stock, as reported by The American Stock Exchange, on November 30, 1999. The $43,325.00 to be paid by the Company as reimbursement of attorneys' fees all will be expensed in the year to end December 31, 1999. With respect to the 340,000 shares to be issued, the Company will suffer a charge against earnings in the amount of $913,750, or approximately $.07 per share, which amount will be recognized by the Company in the year to end December 31, 1999. The total charge against earnings resulting from the Settlement Agreement, for the year to end December 31, 1999, will be $957,075.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 3, 1999.

USURF AMERICA, INC.


By: /s/ David M. Loflin
     David M. Loflin
     President


                              INDEX OF EXHIBITS

Exhibit #     Description of Document
---------     -----------------------

10.1 Settlement Agreement and Mutual Release, dated as of November 30, 1999, among USURF America, Inc., CyberHighway, Inc., Julius W. Basham, II, William Kim Stimpson and David W. Brown.

* 10.4 Confidentiality Agreement, dated as of January 29, 1999, between Internet Media Corporation (now USURF America, Inc.), a Nevada corporation, and Julius W. Basham, II.

* 10.5 Confidentiality Agreement, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

* 10.6 Confidentiality Agreement, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and David W. Brown.

* 10.7 Agreement Not to Compete, dated as of January 29, 1999, between Internet Media Corporation (now USURF America, Inc.), a Nevada corporation, and Julius W. Basham, II.

* 10.8 Agreement Not to Compete, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

* 10.9 Agreement Not to Compete, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and David W. Brown.

* 10.10 Voting Agreement, dated as of January 29, 1999, among Julius W. Basham, II, Wm. Kim Stimpson, David W. Brown, David M. Loflin and Waddell D. Brown.
---------------------
* Incorporated by reference from the Company's Current Report on Form 8-K, date of event: January 29, 1999, filed with the Commission on or about February 12, 1999


----------------------------
     EXHIBIT 10.1
----------------------------

SETTLEMENT AGREEMENT
AND MUTUAL RELEASE


This Settlement Agreement and Mutual Release is made effective as of the 30th day of November 1999, and is made by and between USURF AMERICA, INC., a Nevada corporation, and CYBERHIGHWAY, INC., an Idaho corporation (hereinafter collectively referred to as Defendants), and JULIUS W. BASHAM, II, DAVID W. BROWN and WILLIAM KIM STIMPSON (hereinafter collectively referred to as Plaintiffs), and their respective heirs, successors, estates, legal representatives, agents, assigns and all other persons and entities acting for, by or through any of them.

RECITALS

The parties hereto acknowledge the following facts and circumstances giving rise to the execution of this Settlement Agreement and Mutual Release:

     1.1. Brown is the Plaintiff and USURF and Cyberhighway the Defendants in an action captioned David W. Brown, Plaintiff v. USURF America, Inc., and Cyberhighway, Inc., Defendants, Civil Case No. CV OC 9904230D in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada.

     1.2. Basham is the Plaintiff, Brown and Stimpson are Involuntary Party Plaintiffs and USURF, Inc., the Defendant in an action captioned Julius W. Basham, II, Individual Plaintiff, David W. Brown, William Kim Stimpson, Individuals Involuntary Party Plaintiffs v. USURF America, Inc., a Nevada corporation, formerly known as Internet Media, Inc.

     1.3 Brown is the Claimant and Cyberhighway the Respondent in an Unemployment Claim before the Industrial Commission before the State of Idaho, IDOL 3362-1999.

TERMS AND CONDITIONS

     2.1 Consideration for Settlement: Defendants promise and agree to convey and Plaintiffs agree to accept in full satisfaction of all claims of Plaintiffs against Defendants and in full satisfaction of the execution and delivery of this Settlement Agreement, a total of 340,000 shares of USURF America, Inc., stock.

     2.1.1 The shares of USURF America, Inc. stock shall be distributable and issued as set forth on Schedule A attached hereto. The shares of USURF America, Inc. stock deliverable hereunder shall be delivered by Defendants no later than January 1, 2000, to Pioneer Title who shall hold said shares, in escrow, until the following materials are delivered to Pioneer Title, no later than January 7, 2000, by Plaintiffs:

                   a. Orders of Dismissal of the legal proceedings described in paragraphs 1.1, 1.2 and 1.3 above;

                     b. The written resignation of Basham as Chief Operating Officer of USURF America, Inc.;

A copy of the escrow instructions are attached hereto as Exhibit A.

     2.1.2 The escrow agent shall notify Plaintiffs when it receives the 340,000 shares of USURF America, Inc. stock described in paragraph 2.2.1. above. If the 340,000 shares of USURF America, Inc. stock described in paragraph 2.2.1 above are not delivered by Defendants to said escrow agent by January 1, 2000, as aforesaid, this Agreement shall become null and void and of no effect.

     2.1.3 The escrow agent shall notify Defendants when it receives the materials listed in paragraphs 2.1.1a and b above. If the materials listed in paragraphs 2.2.1a and b are not delivered to said escrow agent by January 7, 2000, as aforesaid, the 340,000 shares USURF America, Inc. stock shall be returned by said escrow agent to Defendants and this Agreement shall become null and void and of no effect.

     All Plaintiffs hereby acknowledge that the stock together with the mutual terms, covenants and conditions herein contained are valuable and good and adequate consideration for the releases, covenants and representations contained in this Settlement Agreement and Mutual Release. Defendants acknowledge that the mutual terms, covenants and conditions herein contained are valuable and good and adequate consideration for the releases, covenants and representations contained in this Settlement Agreement and Mutual Release.

     2.2 Further Consideration: As and for additional consideration the parties agree as follows:

          A. Defendant Cyberhighway waives enforcement of Brown's Agreement Not to Compete for all matters except 2.4 GHZ wireless Internet access. With respect to wireless Internet access, Brown's agreement Not to Compete shall continue according to its terms to prohibit Brown from engaging or being engaged in any capacity, directly or indirectly, including, but not limited to, as employee, agent consultant, manager, executive, owner or stockholder (except as a passive investor holding less than 1% equity interest in any enterprise, the securities of which are publicly traded) in any business entity engaged in the 2.4 GHZ wireless internet access business for a period of one year from July 2, 1999. A true and correct copy of Brown's Agreement Not to Compete is attached hereto as Exhibit B.

          B. Basham hereby ratifies and affirms, and agrees to be bound by, his Agreement Not to Compete with USURF America, Inc. except for previously agreed upon exceptions for AKERS Capital, Family network and MS-LIVE, Inc. A true and correct copy of Basham's Agreement Not to Compete is attached hereto as Exhibit C.

          C. Stimpson hereby ratifies and affirms, and agrees to be bound by, his Agreement Not to Compete with USURF America, Inc. A true and correct copy of Stimpson's Agreement Not to Compete is attached hereto as Exhibit D.

          D. Plaintiffs, and each of them, hereby ratify and affirm, and agree to be bound by, their respective Confidentiality Agreements. A true and correct copy of Basham's Confidentiality Agreement is attached hereto as Exhibit E. A true and correct copy of Brown's Confidentiality Agreement is attached hereto as Exhibit F. A true and correct copy of Stimpson's Confidentiality Agreement is attached hereto as Exhibit G.

          E.  Basham shall resign as Chief Operating Officer of Usurf
America Inc.

          F. The parties shall each bear their own attorney fees and costs incurred in the above-entitled action. Defendants shall reimburse Plaintiffs as and for attorney fees in ten (10) equal installments of $4,332.50 payable to the trust account of the law firm of Givens Pursley every other week beginning December 1, 1999.

          G. Plaintiffs and Defendants acknowledge that that certain Voting Agreement among Basham, Brown, Stimpson, David M. Loflin and Waddell
D. Loflin, dated as of January 29, 1999, shall remain of full force and effect.
          H.  Stock Representations:

               1. Receipt of Disclosure. Plaintiffs, and each of them, hereby represent and warrant that they have received and reviewed (1) USURF America, Inc.'s Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission ("SEC"), (2) USURF America, Inc.'s Quarterly Reports on Form 10-QSB, as filed with the SEC, (3) USURF America, Inc.'s Current Reports on Form 8-K, as amended and as filed with the SEC.

               2. Representations Relating to USURF America, Inc. Common Stock. Plaintiffs, and each of them, represent and warrant to USURF America, Inc. that the shares of USURF America, Inc. common stock being acquired pursuant to this Agreement are being acquired for their own accounts and for investment and not with a view to the public resale or distribution of such shares and further acknowledge that the shares being issued have not been registered under the Securities Act or any state securities law and are "restricted securities," as that term is defined in Rule 144 promulgated by the SEC, and cannot be resold unless they are subsequently registered or an exemption from such registration is available.

               3. Consent to Legend. Plaintiffs, and each of them, consent to the placement of a legend restricting future transfer of the share certificates representing the USURF America, Inc. common stock delivered hereunder, which legend shall be in the following, or similar, form:

THE STOCK REPRESENTED BY THIS CERTIFICATE HAS BEEN REISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THE STOCK MAY NOT BE TRANSFERRED WITHOUT REGISTRATION EXCEPT IN TRANSACTIONS EXEMPT FROM SUCH REGISTRATION.

               4. Covenants of USURF America, Inc. With a view to making available to the Plaintiffs the benefits of certain rules and regulations of the SEC which may permit the sale of the common stock delivered hereunder to the public without registration, USURF America, Inc. ("the Company"), covenants and agrees to:

                    a. Make and keep public information available, as those terms are understood and defined in Securities and Exchange
Commission ("SEC") Rule 144 or any similar or analogous rule promulgated under the Securities Act of 1933, at all times after the date of this Agreement;

                    b. File with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities and Exchange Act of 1934;

                    c. So long as any Plaintiff owns any of the common stock delivered hereunder or under the Exchange Agreement, furnish to such Plaintiff forthwith upon request:

                         (i)  A written statement by the Company as to its
compliance with the reporting requirements of Rule 144 of the Securities Act and the reporting requirements of the Exchange Act;

                         (ii)  A copy of the most recent annual, quarterly
and current reports of the Company on Form 10K, Form 10Q or Form 8-K;

                         (iii)  Such other reports, documents, and
information as a Plaintiff may reasonably request in availing himself of any rule or regulation of the SEC allowing him to sell any such securities without registration under the Securities Act.

               5. Plaintiffs and USURF America, Inc., acknowledge and agree that this Settlement Agreement and Mutual Release shall supercede and take the place, nunc pro tunc, of those certain Investment Certificates executed by Basham, Brown and Stimpson on January 29, 1999, which
Investment Certificates shall have no further force or effect.

     2.3 Mutual Release: Plaintiffs and Defendants, on behalf of themselves and on behalf of their heirs, administrators, personal representatives, successors and assigns, do hereby forever release, remise, discharge, acquit, indemnify and hold harmless the other party to this Agreement and all other persons and entities which have, do or may in the future claim any right or interest through or on behalf of them, of and from any and all, in all manner of, actions, causes of action, claims, suits, debts, sums of money, covenants contracts, controversies, agreements, compromises, variances, rights, damages, losses, costs, legal or other expenses, attorney fees, judgments, executions, obligations, claims and demands of any kind whatsoever, whether vested or contingent, in law or in equity, foreseen or unforeseen, suggested or unsuggested, known or unknown, now asserted or not asserted, which either of the parties ever had, shall or may have, as a result of or by reason of or in connection with or for any matter, cause, event, occasion, losses, damages, transaction, relationship or anything whatsoever, from the beginning of time to the effective date of this Settlement Agreement and Mutual Release, including but not limited to those arising from, related to, as a result of or in connection with the lawsuits described above and claims or potential claims that each of the parties to this Settlement Agreement and Mutual Release have or may have had the right to assert against each other in said lawsuits.

     The parties hereto specifically waive the provisions of any law, whether imposed by statute, regulation or otherwise, that a general release does or may not extend to claims that the party does not know or suspect to exist in its favor at the time it gives a release.

     2.4 No Admission of Liability: This Settlement Agreement and Mutual Release made and effected hereby is a compromise and settlement of the claims by and against the parties hereto, and neither this Settlement Agreement and Mutual Release, any payments made pursuant hereto nor any provisions herein shall be construed as an admission of liability by any party hereto, the same being denied. This Settlement Agreement and Mutual Release is intended by all parties hereto merely to avoid litigation and to buy their peace.

     2.5 Dismissal of Claims of Lawsuit: The parties to this Settlement Agreement and Mutual Release specifically authorize and hereby direct their respective counsel to execute the appropriate Stipulation and Order of Dismissal with prejudice in all of the pending lawsuits and claims referred to above and to forthwith file the Stipulations and Orders of Dismissal in the appropriate courts or administrative agencies when this Stipulation has been executed.

REPRESENTATIONS AND WARRANTIES

     3.1 No Transfer or Assignment: Each of the parties to this Settlement Agreement and Mutual Release represent that it has not assigned or transferred any of their rights, claims or demands of whatsoever kind against the released parties to any other person or entity.

     3.2 Independent Review: All parties hereto represent that they have been advised to consult counsel of their choice, that at the time of the execution of this Settlement Agreement and Mutual Release each was represented by counsel of his/her choice and has consulted with or had the opportunity to consult with his/her counsel and has been fully advised concerning the scope and binding, legal effect of this Settlement Agreement and Mutual Release, the amounts of settlement, and all of the terms, conditions, covenants and other provisions of this Settlement Agreement and Mutual Release and the fact that this is a legally enforceable Settlement Agreement and Mutual Release. Each of the parties hereto acknowledges that they have relied entirely on their own counsel and their own knowledge and assessment of the claims, suits, and actions referred to above and of all other circumstances in making this Settlement Agreement and Mutual Release.
 Each person subscribing his or her signature hereto represents that he or she has personally read and understood all of the terms and provisions of this Settlement Agreement and Mutual Release in its entirety and that he or she is authorized to enter into this Settlement Agreement and Mutual Release on his or her personal behalf and on behalf of any entity on whose behalf he or she executes it.

MISCELLANEOUS

     4.1 Entire Agreement; Amendments: This Settlement Agreement and Mutual Release and the exhibit attached hereto constitute the entire agreement between the parties. No representations, warranties or promises have been made except those set forth in this Settlement Agreement and Mutual Release. Any agreement hereafter made shall be ineffective to change, modify or discharge the Settlement Agreement and Mutual Release in whole or in part unless such agreement is in writing and signed by all of the parties hereto.

     4.2 Attorney Fees: In the event of any suit, act or other proceeding arising under the terms of this Settlement Agreement and Mutual Release, or in connection with this or any of the provisions of this Settlement Agreement and Mutual Release the prevailing party shall be entitled to an award of and to recover reasonable attorney fees set by the court and not by a jury and to an award of and to recover other costs incurred in that suit, action or proceeding, in addition to any other relief to which it may be entitled, including any appeal thereof.

     4.3 Duplicate Originals: Duplicate originals of this Settlement Agreement and Mutual Release may be executed by the parties hereto.

     4.4 Governing Law: This Settlement Agreement and Mutual Release and the rights and obligations of the parties hereto shall be controlled, governed, interpreted and construed according to the laws of the State of Idaho in all respects.

     4.5 Headings and Titles: It is understood and agreed that all of the headings and titles, and all of the subheadings and subtitles, are inserted as a matter of convenience and reference only, and in no way define, limit, extend or describe the scope or intent of this Settlement Agreement and Mutual Release.

IN WITNESS WHEREOF, the parties have executed this Settlement Agreement and Mutual Release.

David W. Brown, Plaintiff v. USURF America, Inc. and Cyberhighway, Inc., Defendants, in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada, Civil Case No. CV OC 9904230D

PLAINTIFF:

/s/ David W. Brown
David W. Brown

APPROVED BY:

/s/ David Penny
Attorney for Plaintiff



DEFENDANTS:

USURF America, Inc.

By /s/ David M. Loflin
David M. Loflin
President

Cyberhighway, Inc.

By /s/ Darrell Davis
Darrell Davis
President

APPROVED BY:

/s/ Dan R. Hardee
Attorney for Defendants


Julius W. Basham, II, Individual Plaintiff, David W. Brown,
William Kim Stimpson, Individuals, Involuntary Party Plaintiffs v. USURF America, Inc., formerly known as Internet Media, Inc., in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada, Civil Case No. CVOC 9904382D

PLAINTIFFS:

/s/ Julius Basham, III
Julius Basham, III

APPROVED BY:

/s/ David R. Lombardi
Attorney for Plaintiff

/s/ David W. Brown
David W. Brown

APPROVED BY:

/s/ David Penny
Attorney for Plaintiff

/s/ William Kim Stimpson
William Kim Stimpson

APPROVED BY:


Attorney for Plaintiff

DEFENDANT:

USURF America, Inc., fka
Internet Media, Inc.

By /s/ David M. Loflin
David M. Loflin
President

APPROVED BY:

/s/ Dan R. Hardee
Attorney for Defendant


David W. Brown, Claimant v. Cyberhighway, Inc., Respondent,
Industrial Commission, State of Idaho, IDOL 3362-1999

CLAIMANT:

/s/ David W. Brown
David W. Brown

APPROVED BY:

/s/ David Penny
Attorney for Claimant

RESPONDENT:

Cyberhighway, Inc.

By /s/ Darrell Davis
Darrell Davis
President

APPROVED BY:

/s/ Dan R. Hardee
Attorney for Respondent


----------------------------------
       SCHEDULE A
----------------------------------

Julius W. Basham, II                               215,000 shares

William Kim Stimpson                                34,000 shares

David W. Brown                                      91,000 shares

                                                   340,000 shares